UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 12, 2015

Date of Report (Date of earliest event reported)

Graphite Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

616 Corporate Way, Suite 2-9011 Valley Cottage, NY 10989

(Address of Principal Executive Offices)

(844) 804-5599

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.06 Change in Shell Company Status

Management has determined that, as of the closing of the share exchange transaction (“Share Exchange Transaction”) on August 11, 2014, our Company ceased to be a shell company as defined in Rule 12b-2 of the Exchange Act. Please refer to Item 1.01 of our current report on Form 8-K dated August 11, 2014 for a detailed description of the Share Exchange Transaction.

Form 10 Information

ITEM 1. BUSINESS

Forward Looking Statements

This Current Report on Form 8-K of Graphite Corp., a Nevada corporation (the “Company”), contains “forward-looking statements,” as defined in the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. These forward-looking statements include, without limitation, statements about our market opportunity, our strategies, competition, expected activities and expenditures as we pursue our business plan, and the adequacy of our available cash resources. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Actual results may differ materially from the predictions discussed in these forward-looking statements. The economic environment within which we operate could materially affect our actual results. Additional factors that could materially affect these forward-looking statements and/or predictions include, among other things: well-established competitors who have substantially greater financial resources and longer operating histories, regulatory delays or denials, ability to compete as a start-up company in a highly competitive market, and access to sources of capital, other factors over which we have little or no control and other factors discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Our management has included projections and estimates in this Form 8-K, which are based primarily on management’s experience in the industry, assessments of our results of operations, discussions and negotiations with third parties and a review of information filed by our competitors with the SEC or otherwise publicly available. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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Overview

We switched our business model in fiscal 2014 and are now engaged in the commercialization of nanomaterials through the use of proprietary manufacturing techniques to create scalable processes for the production and sale of graphene flakes (“GF”) for use in composite materials and other applications and graphene carbon nanotube hybrid material (“GCNT”) for use as an electrode.

GF

On August 11, 2014, the Company entered into a share exchange agreement with Advance Graphene Ltd., an Israeli company holding a license from Graphene Materials Ltd., an Israeli company (“AGL”), that, in turn, holds a license from Ben Gurion University for the production of high-quality, low-defect GF at a cost that is expected to be substantially lower than current production costs for graphene of similar quality. Pursuant to the share exchange agreement, AGL became a wholly-owned subsidiary of the Company.

Graphene is:

-	derivative of Graphite

-	a thin layer of carbon atoms bonded in a honeycomb lattice

-	thinnest compound known

-	lightest material known (1 sq.mt. weighs 0.77 mg)

-	strongest compound discovered (200x > steel), but very flexible

-	best conductor of heat

-	better electric conductor than copper

GF is utilized as an additive and can considerably improve the barrier, mechanical, physical and electrical properties of composites. GF offers potential applications for industries that manufacture microelectronics, coatings and composites. GF demonstrates high stiffness and thermal conductivity. Owing to these superior properties, graphene is now one of the most promising materials in nanomaterial research.

The commercialization of GF is expected to require an investment of up to $1,000,000 and up to one year to scale-up and optimize GF production.

GCNT

On December 19, 2014, the Company’s wholly-owned subsidiary, Tubz, LLC, a Delaware limited liability company (“Tubz”), and Rice University entered into and signed a license agreement in respect of Rice University’s patented graphene carbon nanotube electrode technology, which is expected to provide dramatic performance improvement over electrodes made from conventional material today at a comparable cost. The commercialization of this technology will require raising sufficient funds for the development of a prototype product (currently intended to be a smartphone battery) to demonstrate proof of concept and then production on an industrial scale.

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Carbon Nanotubes (“CNT”) are allotropes of carbon with a cylindrical nanostructure. Nanotubes have been constructed with length-to-diameter ratio of up to 132,000,000:1, significantly larger than for any other material. CNTs have unusual properties, including, but not limited to 200x better energy charge, storage and discharge performance than any other technology on the market today, which are valuable for nanotechnology, electronics, optics and other fields of materials science and technology.

Strategy

Our primary focus is to identify promising nanomaterials and nanomaterial applications, secure binding rights to exploit and commercialize such materials and applications, finance their development and market and distribute such materials and applications to a wide range of industries and end-users. We are currently focused on two nanomaterials – GF and GCNT. Our plan is to produce samples of GF and GCNT, in each case, based on their respective methods of fabrication and then offer them for sale to relevant customers. Once we are able to consistently produce samples of GF and GCNT to the specifications we desire, we intend identify and try to form an alliance with strategic partners with the facilities and know-how to fabricate GG and/or GCNT in industrial quantities and at competitive prices. With such fabrication secured, we will approach the respective markets and commence marketing and sale activities.

GF

With significant breakthroughs in GF production we will seek to capture a share of the high-end (few-layer) graphene market. Current production worldwide is boutique or lab production only, the primary reason being that the cost of production is too high to warrant large-scale adoption into commercial processes. Our primary advantage over other graphene flakes is that our production cost is expected to be 333x – 1,000x less expensive than the current market price of and our GF will be of a higher quality (i.e., fewer layers and defects) than the graphene flakes available on the market today.

GCNT

We intend to develop a battery based on GCNT. Developed by the Tour group (www.jmtour.com) at Rice University and licensed to the Company, the GCNT electrode is expected to provide a 200%+ increase in the overall specific energy of lithium ion batteries. This patented innovation requires no process changes for battery manufacturers other than use of GCNT in lieu of conventional electrode materials such as graphite. Proof of concept in the form of a cellphone battery will enable us to offer a compelling competitive advantage to original equipment manufacturers that purchase pre-fabricated electrode stock and incorporate it into their processes for making batteries for use in both defense and commercial applications.

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Competition

There are a number of other companies operating in the nanomaterial space. Such companies range from other producers of graphene flakes to developers of batteries based on other nanomaterials. We are aware of one competitor in the graphene space that has a similar product to our GF – Thomas Swan & Co. Ltd. – although we have seen reports of other companies seeking to get into this business. We are also aware of two competitors seeking to develop a battery based on other nanomaterials – Storedot Ltd. and Amprius, Inc. – although, again, we have seen reports of other companies seeking to get into this business.

Raw Materials

We require graphite for our GF fabrication and graphene developed from chemical vapor deposition and carbon nanotubes for our GCNT fabrication. These materials are readily available on commodity markets and from suppliers around the world. There is no dependence on any one or a limited number of suppliers. We are currently purchasing graphite for our GF from various suppliers selling on the internet and fabricating graphene from chemical vapor deposition and carbon nanotubes in a laboratory in Austin, Texas with which we have an oral arrangement.

Intellectual Property

As at the date hereof, GF is not covered by any patent (provisional or otherwise), although a provisional patent application is under preparation. GCNT is expected to benefit from the following patent applications, which are currently pending:

Rice Reference No.	App. No.	Title	Filing Date	Patent No.	Issue Date	Inventors
2012-034-01	US 61/561,578	Graphene-CNT Hybrid Material and Use as a Supercapacitor Electrode	November 18, 2011			James Tour, Yu Zhu, Lei Li
2012-034-02	PCT/US2012/065894	Graphene-CNT Hybrid Materials and Use as Electrodes	November 19, 2012			James Tour, Yu Zhu, Lei Li, Zheng Yan, Jian Lin
2012-034-03	14/358,864 (US)		May 16, 2014
2012-034-04	12868206.9 (EU)		May 16, 2014
2012-034-05	10-2014-7016486 (SK)		June 17, 2014
2012-034-06	232667 (IS)		May 18, 2014

Costs and Effects of Complying with Environmental Regulations

Not applicable.

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Research and Development

The Company has obligated itself to the following research and development expenses:

GF - $250,000 over the course of calendar 2015
GCNT - $180,000 over the course of calendar 2015

If these payments are not made, the license in respect of each technology may be terminated by the other party, which may have other remedies, as well.

Government Regulation

Because of the ongoing controversy on the implications of nanotechnology, there is significant debate concerning whether nanomaterials merit special government regulation. This mainly relates to when to assess new substances prior to their release into the market, community and environment.

Regulatory bodies such as the United States Environmental Protection Agency and the Food and Drug Administration in the U.S. or the Health and Consumer Protection Directorate of the European Commission have started dealing with the potential risks posed by nanomaterials. As at the date hereof, neither engineered nanomaterials nor the products and materials that contain them are subject to any special regulation regarding production, handling or labelling. There is no assurance that this will not change in the future.

However, notwithstanding the foregoing, to the extent that nanomaterials are used in pharmaceuticals, defense, oil and gas, energy storage and certain other industries, the existing structure of regulations and approvals in such industries will apply equally to nanomaterials. Moreover, there are numerous export controls in respect of materials that have applications in defense and strategic industries. It is not possible as at the date hereof to determine if such controls will have any impact on GF, GCNT or any other business we may pursue.

We do not anticipate incurring any material expense in respect of or attributable to government regulation, although this may change as and when regulations change or if we enter into any business arrangement that is subject to export control.

On September 17, 2010, the United States Environmental Protection Agency (the “EPA”) issued significant new use rules (SNURs) under section 5(a)(2) of the Toxic Substances Control Act (TSCA) for carbon nanotubes. This action requires persons who intend to manufacture, import, or process either of these two chemical substances for a use that is designated as a significant new use by this final rule to notify the EPA at least 90 days before commencing that activity. EPA believes that this action is necessary because these chemical substances may be hazardous to human health and the environment. The required notification would provide EPA with the opportunity to evaluate the intended use and, if necessary, to prohibit or limit that activity before it occurs.

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Employees

We have two persons providing us services on a full-time basis – our chief executive officer and our chief operating officer. We have one part-time employee – our acting chief financial officer.

Corporate History

We were incorporated in the State of Nevada on August 3, 2007 under the name Medzed, Inc. We were originally established for the purpose of becoming a third party reseller of medical office business solutions. However, due to poor performance related to the sales of the medical office business solutions, we believe as of September 30, 2008, the Company became a “shell” company, as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.

From the time that the Company was considered a shell company until the time that we ceased being a shell company, we had focused our efforts on developing a new business, merging with, or acquiring an operating company with an operating history and assets. Accordingly, we refocused the Company's business direction to include a new business plan based on the exploration of mineral claims. We decided to enter the mining business because we were seeking out viable and feasible alternatives to create value for our shareholders. We determined that staking and exploring potential mineral claims could be an excellent long-term investment strategy that could lead to lucrative business opportunities. To reflect the Company’s new focus, on August 19, 2010, we filed an amendment to our Articles of Incorporation with the Nevada Secretary of State changing our name to First Resources Corp. The Company subsequently narrowed its focus to graphite mining and on June 14, 2012, we again filed an amendment to our Articles of Incorporation with the Nevada Secretary of State changing our name to Graphite Corp.

From June 2012 to the date of the share exchange transaction described below, we focused on exploiting two minerals lease agreements – one in Alabama and one in Montana, which is called the “Crystal Project”.

Discontinuation of Alabama Lease

On March 28, 2014, the Company decided not to continue with its plan of operation as it related to solely its Alabama leases and not to pursue any exploration in connection therewith. As such, on March 25, 2014, pursuant to a Stock Redemption Agreement dated February 24, 2014, by and between the Company and Stanley Smith, the Company redeemed 1,000,000 shares (the “Shares”) of the Company’s common stock, for a purchase price of $0.00001 per share, for an aggregate purchase price of $10.00. The sale closed on March 14, 2014. Subsequently, on March 19, 2014, the Company canceled the Shares, returning them to the authorized capital stock of the Company. Mr. Smith was a party to the Alabama lease agreements. The previous lease property was situated in Clay County, Alabama near the towns of Ashland and Lineville. The property was without known reserves and our proposed program for exploration of the property was exploratory in nature.

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The Company acquired all of the outstanding shares of common stock of AGL by issuing 120,000,000 common shares. As a result of the share exchange, the former shareholders of the AGL controlled approximately 80.85% of the issued and outstanding common shares of the Company resulting in a change in control. The transaction was accounted for as a reverse recapitalization transaction, as the Company qualified as a non-operating public shell company given the fact that the Company held nominal net monetary assets, consisting of only cash at the time of merger transaction. As AGL is deemed to be the purchaser for accounting purposes under recapitalization accounting, the equity of the Company is presented as the equity of the combined company and the capital stock account of the Company has been adjusted to reflect the part value of the outstanding and issued common stock of the legal acquirer (AGL) after giving effect to the number of shares issued in the share exchange agreement.

Business Model Switch and Exit from the Mining Business

As a result of entering into the GF production and GCNT license agreements, the Company decided to switch its business model to the commercialization of GF and GCNT production. Following on from this decision, management has decided not to extend the Crystal Project lease when it expires in August 2015 and to exit the mining business altogether.

To date, we have not earned any revenues and have incurred a net loss of $3,485,036 in the year ended December 31, 2014 and a net loss of $3,485,036 since inception. We do not anticipate earning revenues until such time as we enter into commercial production of GF and/or GCNT. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish its plan of operations described herein and eventually attain profitable operations.

ITEM 1A. RISK FACTORS

As a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act, we are not required to provide the information called for by this Item.

ITEM 2. FINANCIAL INFORMATION

We have generated no revenues since inception.

For the year ended December 31, 2014, we incurred total expenses of $3,485,036, comprised of $18,672 in professional fees, $3,306,570 in consulting fees, $1,814 in interest, $11,200 in investor relations, $33,151 in travel, $100,000 in license fees and $13,629 in general and administrative expenses.

At December 31, 2014, we incurred net losses of $3,485,036 and our net loss since inception on May 22, 2014 through December 31, 2014 is $3,485,036.

GOING CONCERN

Graphite Corp. is a pre-revenue development stage company. Our independent auditor has issued an audit opinion for us, which includes a statement raising substantial doubt as to our ability to continue as a going concern.

LIQUIDITY AND CAPITAL RESOURCES

Our cash balance at December 31, 2014 was $129,152 with $185,266 in outstanding liabilities. Total expenditures over the next 12 months are expected to be approximately $2,500,000. If we experience a shortage of funds prior to generating revenues from operations we may have to raise funds from the capital markets of which there is no assurance of success. Our current cash balance will not be sufficient to fund our operations for the next twelve months.

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Working Capital

December 31, 2014
$
Current Assets	129,152
Current Liabilities	185,266
Working Capital (Deficit)	(56,144)

Cash Flows

Year ended December 31, 2014
$
Cash Flows from (used in) Operating Activities	(228,440)
Cash Flows from (used in) Financing Activities	381,500
Cash Flows from (used in) Investing Activities	(24,218)
Foreign Currency Adjustment	310
Net Increase (decrease) in Cash During Period	129,152

Operating Revenues

Operating revenues for the period ended December 31, 2014 was $Nil.

Operating Expenses and Net Loss

Operating expenses for the year ended December 31, 2014 was $3,485,036 and is comprised of expenses related to licenses, consulting expenses and general and administrative expenses.

Net loss for the year ended December 31, 2014 was $3,485,036 and is comprised of expenses related to licenses, consulting expenses and general and administrative expenses.

Liquidity and Capital Resources

As at December 31, 2014, the Company’s cash balance was $129,152 and total asset balance was $169,152.

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CRITICAL ACCOUNTING POLICIES

Basis of Presentation

The Company’s financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is December 31.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents. As of December 31, 2014, the Company had no cash equivalents.

Stock-based Compensation

The Company accounts for stock-based compensation issued to employees based on ASC Topic “Share Based Payment” which establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.

The Topic does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans”.

It requires an entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period). It further requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. The scope of the Topic includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans.

As at the date hereof, the Company had not adopted a stock option plan.

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Basic and Diluted Net Loss Per Share

The Company computes net loss per share in accordance with ASC 260, Earnings Per Share, which requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740, Income Taxes, as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2014, the Company had comprehensive income of $310 as a result of foreign currency transactions.

Financial Instruments

The Company adopted the FASB standard related to fair value measurement at inception. The standard defines fair value, establishes a framework for measuring fair value and expands disclosure of fair value measurements. The standard applies under other accounting pronouncements that require or permit fair value measurements and, accordingly, does not require any new fair value measurements. The standard clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The recorded values of long-term debt approximate their fair values, as interest approximates market rates. As a basis for considering such assumptions, the standard established a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows.

•	Level 1. Observable inputs such as quoted prices in active markets;

•	Level 2. Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

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The Company’s financial instruments are cash, accounts receivable, and accounts payable. The recorded values of cash, accounts receivable, and accounts payable approximate their fair values based on their short-term nature.

The following table presents assets and liabilities within the fair value hierarchy utilized to measure fair value on a recurring basis as of December 31, 2014:

	Description	Level 1	Level 2	Level 3	Total Realized Loss
Dec. 31, 2014	None	$-	$-	$-	$-

Recently issued accounting pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-12, Compensation – Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. The new guidance requires that share-based compensation that require a specific performance target to be achieved in order for employees to become eligible to vest in the awards and that could be achieved after an employee completes the requisite service period be treated as a performance condition. As such, the performance target should not be reflected in estimating the grant-date fair value of the award. Compensation costs should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved. This new guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2015. Early adoption is permitted. Entities may apply the amendments in this Update either (a) prospectively to all awards granted or modified after the effective date or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. The adoption of ASU 2014-12 is not expected to have a material impact on our financial position or results of operations.

In June 2014, the FASB issued ASU No. 2014-10: Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation, to improve financial reporting by reducing the cost and complexity associated with the incremental reporting requirements of development stage entities. The amendments in this update remove all incremental financial reporting requirements from U.S. GAAP for development stage entities, thereby improving financial reporting by eliminating the cost and complexity associated with providing that information. The amendments in this Update also eliminate an exception provided to development stage entities in Topic 810, Consolidation, for determining whether an entity is a variable interest entity on the basis of the amount of investment equity that is at risk. The amendments to eliminate that exception simplify U.S. GAAP by reducing avoidable complexity in existing accounting literature and improve the relevance of information provided to financial statement users by requiring the application of the same consolidation guidance by all reporting entities. The elimination of the exception may change the consolidation analysis, consolidation decision, and disclosure requirements for a reporting entity that has an interest in an entity in the development stage. The amendments related to the elimination of inception-to-date information and the other remaining disclosure requirements of Topic 915 should be applied retrospectively except for the clarification to Topic 275, which shall be applied prospectively. For public companies, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. Early adoption is permitted. The adoption of ASU 2014-10 is not expected to have a material impact on our financial position or results of operations.

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In July 2013, FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists." The provisions of ASU No. 2013-11 require an entity to present an unrecognized tax benefit, or portion thereof, in the statement of financial position as a reduction to a deferred tax asset for a net operating loss carryforward or a tax credit carryforward, with certain exceptions related to availability. ASU No. 2013-11 is effective for interim and annual reporting periods beginning after December 15, 2013. The adoption of ASU No. 2013-11 is not expected to have a material impact on the Company's Consolidated Financial Statements.

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, to improve the transparency of reporting these reclassifications. Other comprehensive income includes gains and losses that are initially excluded from net income for an accounting period. Those gains and losses are later reclassified out of accumulated other comprehensive income into net income. The amendments in the ASU do not change the current requirements for reporting net income or other comprehensive income in financial statements. All of the information that this ASU requires already is required to be disclosed elsewhere in the financial statements under U.S. GAAP. The new amendments will require an organization to:

•

Present (either on the face of the statement where net income is presented or in the notes) the effects on the line items of net income of significant amounts reclassified out of accumulated other comprehensive income - but only if the item reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period; and

•

Cross-reference to other disclosures currently required under U.S. GAAP for other reclassification items (that are not required under U.S. GAAP) to be reclassified directly to net income in their entirety in the same reporting period. This would be the case when a portion of the amount reclassified out of accumulated other comprehensive income is initially transferred to a balance sheet account (e.g., inventory for pension-related amounts) instead of directly to income or expense.

The amendments apply to all public and private companies that report items of other comprehensive income. Public companies are required to comply with these amendments for all reporting periods (interim and annual). The amendments are effective for reporting periods beginning after December 15, 2012, for public companies. Early adoption is permitted. The adoption of ASU No. 2013-02 is not expected to have a material impact on our financial position or results of operations.

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In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 is not expected to have a material impact on our financial position or results of operations.

On November 2014, The Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2014-16—Derivatives and Hedging (Topic 815): Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity (a consensus of the FASB Emerging Issues Task Force). The amendments in this Update do not change the current criteria in GAAP for determining when separation of certain embedded derivative features in a hybrid financial instrument is required. That is, an entity will continue to evaluate whether the economic characteristics and risks of the embedded derivative feature are clearly and closely related to those of the host contract, among other relevant criteria. The amendments clarify how current GAAP should be interpreted in evaluating the economic characteristics and risks of a host contract in a hybrid financial instrument that is issued in the form of a share. The effects of initially adopting the amendments in this Update should be applied on a modified retrospective basis to existing hybrid financial instruments issued in the form of a share as of the beginning of the fiscal year for which the amendments are effective. Retrospective application is permitted to all relevant prior periods.

On November 2014, The Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2014-17—Business Combinations (Topic 805): Pushdown Accounting (a consensus of the FASB Emerging Issues Task Force). The amendments in this Update provide an acquired entity with an option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. The amendments in this Update are effective on November 18, 2014. After the effective date, an acquired entity can make an election to apply the guidance to future change-in-control events or to its most recent change-in-control event. However, if the financial statements for the period in which the most recent change-in-control event occurred already have been issued or made available to be issued, the application of this guidance would be a change in accounting principle.

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On August 2014, The Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements – Going Concerns (Subtopic 205-40): Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this Update are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. Early application is permitted.

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-10, “Development Stage Entities”. The amendments in this update remove the definition of a development stage entity from the Master Glossary of the ASC thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP. In addition, the amendments eliminate the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. The amendments in this update are applied retrospectively. The early adoption of ASU 2014-10 removed the development stage entity financial reporting requirements from the Company.

In June 2014, the FASB issued ASU No. 2014-10: Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation, to improve financial reporting by reducing the cost and complexity associated with the incremental reporting requirements of development stage entities. The amendments in this update remove all incremental financial reporting requirements from U.S. GAAP for development stage entities, thereby improving financial reporting by eliminating the cost and complexity associated with providing that information. The amendments in this Update also eliminate an exception provided to development stage entities in Topic 810, Consolidation, for determining whether an entity is a variable interest entity on the basis of the amount of investment equity that is at risk. The amendments to eliminate that exception simplify U.S. GAAP by reducing avoidable complexity in existing accounting literature and improve the relevance of information provided to financial statement users by requiring the application of the same consolidation guidance by all reporting entities. The elimination of the exception may change the consolidation analysis, consolidation decision, and disclosure requirements for a reporting entity that has an interest in an entity in the development stage. The amendments related to the elimination of inception-to-date information and the other remaining disclosure requirements of Topic 915 should be applied retrospectively except for the clarification to Topic 275, which shall be applied prospectively. For public companies, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. Early adoption is permitted. The adoption of ASU 2014-10 is not expected to have a material impact on our financial position or results of operations.

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OFF-BALANCE SHEET ARRANGEMENTS

We have no off-balance sheet arrangements.

ITEM 3. PROPERTIES

As at the date hereof, other than the Crystal Project lease, which will expire in August 2015, we do not own or lease any properties.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as at the date hereof, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

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The percentages below are calculated based on 193,739,164 shares of our common stock issued and outstanding as of the date hereof.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Brian Goss (2)	681,837	0.4*
Common Stock	Jeanne Goss (3)	-0-	*
Common Stock	Jason Babcock (4)	-0-	*
Common Stock	Mark Radom (5)	-0-	*
Common Stock	Charles Maslin (6)	-0-	*
Common Stock	Yehuda Eliraz (7)	-0-	*
All directors and executive officers as a group (6 persons)		-0-	0.0%

Common Stock	CTW – Changing the World Technologies, Ltd., Kingstown, St. Vincent & the Grenadines	31,100,000	15.9%
Common Stock	Yaacov Zecharia, Tel Aviv, Israel	32,000,000	16.4%
Common Stock	Dr. Borenstein Ltd., Tel Aviv, Israel	30,000,000	15.3%
Common Stock	Moshe Alon, Tel Aviv, Israel	15,000,000	7.7%

*	less than 1%
(1)	Unless otherwise noted, the address of each person or entity listed is, c/o Graphite Corp., 616 Corporate Way, Suite 2-9011, Valley Cottage, NY 10989.
(2)	Appointed President and Chief Executive Officer, Chief Financial Officer, Treasurer and Director on July 9, 2012 and resigned on August 6, 2014.
(3)	Appointed Secretary on September 21, 2012 and resigned on August 6, 2014.
(4)	Appointed Director on October 31, 2012 and resigned on August 6, 2014.
(5)	Appointed Chief Executive Officer and Director on August 6, 2014.
(6)	Appointed Chief Operating Officer on August 6, 2014.
(7)	Appointed Director on August 6, 2014.

We have the following outstanding warrant, options or other securities exercisable for or convertible into shares of our common stock.

Consultant Options	# of options	Exercise period	Notes
Thomas Lewis	900,000	5 years from date of grant, which was between Oct 2012 and Sep 2013	Exercise price is $0.40
Ian Flint	600,000	3 years from May 9, 2013	Exercise price is $0.20
Roger Szelmeczka	250,000	3 years from date of grant, which was between Dec 2012 and Dec 2014	Exercise price is $0.70

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ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their respective ages as at the date hereof are as follows:

Name	Age	Positions and Offices

Mark Radom	46	President, Chief Executive Officer, Treasurer and Director

Yehuda Eliraz	68	Director and Chairman of the Board

The directors named above will serve until the next annual meeting of the stockholders or until their respective resignation or removal from office. Thereafter, directors are anticipated to be elected for one-year terms at the annual stockholders’ meeting. Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement, of which none currently exists or is contemplated.

Set forth below is a brief description of the background and business experience of our executive officers and directors for the past five years.

Mark Radom

Chief Executive Officer and Director

Mr. Radom has served as our President, Chief Executive Officer, Treasurer and Director since August 6, 2014. Mr. Radom also serves as chief executive officer and director of First American Silver Corp. and since February 2010 Mr. Radom has also served as the chief carbon officer and general counsel of Blue Sphere Corporation. From 2009 through 2010, Mr. Radom was managing director of Carbon MPV Limited, a Cyprus company focused on developing renewable energy and carbon credit projects. From 2007 to 2009, Mr. Radom was general counsel and chief operating officer of Carbon Markets Global Limited, a London-based carbon credit and renewable energy project developer. Mr. Radom has extensive experience in business development in the renewable energy and carbon credit sectors. He has sourced over U.S. $100,000,000 in renewable energy, industrial gas and carbon credit projects and managed many complex aspects of their implementation. He was legal counsel for a number of carbon and ecological project developers and was responsible for structuring joint ventures and advising on developing projects through the CDM/JI registration cycle and emission reduction purchase agreements under the auspices of the Kyoto Protocol. Prior to this, he worked on Wall Street and in the City of London as a US securities and capital markets lawyer where he represented sovereigns, global investment banks and fortune 500 companies across a broad range of capital raising and corporate transactions. He is a graduate of Duke University and Brooklyn Law School. Mr. Radom is admitted to practice law in New York and New Jersey and speaks fluent Russian.

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Charles Maslin

Chief Operating Officer

Charles has served as our chief operating officer since July 15, 2014. Charles is an attorney with over twenty years of experience in the areas of corporate development and strategic planning. Charles’s prior experience includes participation in the building of several organizations in the financial, telecommunications and technology sectors. Most recently, Charles was Chief Operating Officer of USZoom, LLC a SaaS platform company serving the international parcel forwarding and digital mail industries. His responsibilities included the successful raising of seed capital and two follow-on investments at progressively higher valuations, drafting and/or reviewing all legal/corporate documents, creating strategic plans and partnerships and leading the international expansion through identifying and contracting with partners worldwide.

Prior to USZoom, LLC Charles was co-founder, CFO and General Counsel of Breakwater Capital, a technology based derivatives trading company. Charles helped build the organization from 5 to 150 people over a period of 5 years. He oversaw accounting, data analysts and human resources and managed outside counsel, accountants, auditors and compliance. Charles also sourced, lead due diligence, negotiated and implemented strategic partnerships and acquisitions. He also interfaced directly with the Chief Technology Officer and the hiring and development of a database administration and software development team for the design and implementation of mission critical applications.

Prior to Breakwater, Charles worked for Infinity Investments on the commercialization of technologies in graphene, ultra-nano-crystalline diamond and MEMS. Prior to Breakwater, Charles was Vice President of Corporate Development for Broadserve, a broadband Internet company. At Broadserve, Charles led capital formation and initiated/negotiated strategic partnerships with the largest telecommunications service providers in the US. Prior to Broadserve, Charles served in the General Counsel's Office of Salomon Brothers working in capital markets and special projects that focused on optimizing firm-wide business processes. Charles has a BA in Economics, minor in Philosophy, from Temple University, and a JD from New York Law School and an Executive program at the University of Pennsylvania, Wharton School

Yehuda Eliraz

Chairman of the Board

Yehuda became Chairman of the Board on August 11, 2014. Prior to joining the Company, Yehuda was Chairman of the Board of the Portfolio Management Company of the Bank of Jerusalem until April 2012 and Chairman of the Investment Committee of Migdal Provident Management Company Ltd. through June 2008. He was also a lecturer in economics and business administration at Hebrew and Bar Ilan Universities and senior economist at the Research and Development Unit of the Israeli Defense Ministry.

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TERM OF OFFICE

All directors hold office until the next annual meeting of the stockholders of the Company and until their successors have been duly elected and qualified. The Company’s Bylaws provide that the Board of Directors will consist of no less than three members. Officers are elected by and serve at the discretion of the Board of Directors.

DIRECTOR INDEPENDENCE

Our board of directors is currently composed of two members, neither of whom qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

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CERTAIN LEGAL PROCEEDINGS

No director, nominee for director, or executive officer of the Company has appeared as a party in any legal proceeding material to an evaluation of his ability or integrity during the past ten years.

SIGNIFICANT EMPLOYEES AND CONSULTANTS

Other than our officers and directors, we currently have no other significant employees.

AUDIT COMMITTEE AND CONFLICTS OF INTEREST

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our directors. The Board of Directors has not established an audit committee and does not have an audit committee financial expert, nor has the Board of Directors established a nominating committee. The Board is of the opinion that such committees are not necessary since the Company is an early exploration stage company and has only two directors, and to date, such directors have been performing the functions of such committees. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions.

There are no family relationships among our directors or officers. Other than as described above, we are not aware of any other conflicts of interest with any of our executive officers or directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based on our review of filings made on the SEC website, and the fact of us not receiving certain forms or written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2013, our executive officers, directors and greater-than-ten percent stockholders have not complied with all Section 16(a) filing requirements.

CODE OF ETHICS

The Company has not adopted a code of ethics that applies to its principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has not adopted a code of ethics because it has only commenced operations.

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ITEM 6. EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our Officers for all services rendered in all capacities to us as of the years ended December 31, 2014, for the fiscal years ended as indicated.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Brian Goss (1)	2014	0	0	0	0	0	0	0	0
	2013	0	0	0	0	0	0	0	0

Jeanne Goss (2)	2014	0	0	0	0	0	0	0	0
	2013	0	0	0	0	0	0	0	0

Mark Radom (3)	2014	$16,000	0	0	0	0	0	0	$59,583

Charles Maslin (4)	2014	$39,588	0	0	0	0	0	0	$45,832

(1)	Appointed President and Chief Executive Officer, Chief Financial Officer, Treasurer and Director on July 9, 2012 and resigned therefrom on August 6, 2014.

(2)	Appointed Secretary on September 21, 2012 and resigned therefrom on August 6, 2014.

(3)	Appointed Chief Executive Officer and Director on August 6, 2014.

(4)	Appointed Chief Operating Officer on August 6, 2014.

 STOCK OPTION GRANTS

We have granted the following stock options to our executive officers:

Mark Radom – starting on September 16, 2016, Mr. Radom will receive options to purchase 0.75% (or pro-rata share thereof, as the case may be) of the Company’s issued and outstanding shares of common stock at the end of each successive three-month period for 18 months with each option conferring the right to purchase one share of common stock at a strike price of $0.01 per share.

Charles Maslin - starting on October 16, 2016, Mr. Maslin will receive options to purchase 0.67% (or pro-rata share thereof, as the case may be) of the Company’s issued and outstanding shares of common stock at the end of each successive three-month period for 18 months with each option conferring the right to purchase one share of common stock at a strike price of $0.01 per share.

These are the only stock option grants since our inception.

EMPLOYMENT AGREEMENTS

The Company is a party to employment agreements with Mark Radom, its chief executive officer, and Charles Maslin, its chief operating officer. The Company is also party to a service agreement with Yehuda Eliraz, its chairman of the board.

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DIRECTOR COMPENSATION

The following table sets forth director compensation as of December 31, 2014:

Name	Fees Earned Paid in Cash($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Brain Goss (1)	0	0	0	0	0	0	0

Jason Babcock (2)	0	0	0	0	0	0	0

Mark Radom (3)	2014	0	0	0	0	0

Yehuda Eliraz (4)	2014	0	0	0	0	0

(1)	Appointed President and Chief Executive Officer, Chief Financial Officer, Treasurer and Director, on July 9, 2012 and resigned therefrom on August 6, 2014.

(2)	Appointed Director on October 31, 2012 and resigned therefrom on August 6, 2014.

(3)	Appointed Chief Executive Officer and Director on August 6, 2014.

(4)	Appointed Director on August 6, 2014.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Not applicable.

ITEM 8. LEGAL PROCEEDINGS

Not applicable.

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ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REIGSTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are quoted on the OTC Bulletin Board and the OTCQB tier of OTC Markets Group, Inc., and our ticker symbol is “GRPH.” The following table shows the reported high and low closing bid prices per share for our common stock based on information provided by the OTCQB. The over-the-counter market quotations set forth for our common stock reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	BID PRICE PER SHARE
	HIGH	LOW

Three Months Ended December 31, 2014	$0.08	$0.02
Three Months Ended September 30, 2014	$0.10	$0.06
Three Months Ended June 30, 2014	$0.11	$0.07
Three Months Ended March 31, 2014	$0.15	$0.02
Three Months Ended December 31, 2013	$0.11	$0.02
Three Months Ended September 30, 2013	$0.15	$0.07
Three Months Ended June 30, 2013	$0.38	$0.15
Three Months Ended March 31, 2013	$0.58	$0.20

HOLDERS

As at the date hereof, the Company had 195,601,362 shares of common stock issued and outstanding held by approximately 35 shareholders of record. 21,100,000 of such shares are held of record by Cede & Co.

DIVIDENDS

Historically, we have not paid any dividends to the holders of our common stock and we do not expect to pay any such dividends in the foreseeable future as we expect to retain our future earnings for use in the operation and expansion of our business.

TRANSFER AGENT

Our transfer agent is Securities Transfer Corp., whose address is 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, and whose telephone number is (469) 633-0101.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We have not established any compensation plans under which equity securities are authorized for issuance.

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PURCHASES OF EQUITY SECURITIES BY THE REGISTRANT AND AFFILIATED PURCHASERS

We did not purchase any of our shares of common stock or other securities during the year ended December 31, 2014. However, as reported on a Current Report on Form 8-K on March 25, 2014, pursuant to a Stock Redemption Agreement dated February 24, 2014, by and between the Company and Stanley Smith, the Company redeemed 1,000,000 shares (the “Shares”) of the Company’s common stock, for a purchase price of $0.00001 per share, for an aggregate purchase price of $10.00. The sale closed on March 14, 2014. Subsequently, on March 19, 2014, the Company canceled the Shares, returning them to the authorized capital stock of the Company.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

On August 6, 2014, the Company issued the owners of AGL 120,000,000 shares of its common stock in exchange for 100% of their right, title and interest in, to and under AGL in a transaction not involving a public offering.

On August 6, 2014, the Company issued a non-US person 2,793,360 shares of its common stock for cash consideration of $150,000 in a transaction not involving a public offering.

On August 14, 2014, the Company issued a non-US person 186,219 shares of its common stock for cash consideration of $10,000 in a transaction not involving a public offering.

On October 7, 2014, the Company issued a non-US person 931,099 shares of its common stock for cash consideration of $50,000 in a transaction not involving a public offering.

On November 3, 2014, the Company issued a non-US person 465,550 shares of its common stock for cash consideration of $25,000 in a transaction not involving a public offering.

On November 3, 2014, the Company issued a non-US person 931,099 shares of its common stock for cash consideration of $50,000 in a transaction not involving a public offering.

On October 29, 2014, the Company issued 40,000,000 shares of its common stock to non-US investors in exchange for arranging the license agreement with Rice University in respect of GCNT in a transaction not involving a public offering.

On January 5, 2015, the Company issued a non-US person 1,862,198 shares of its common stock for cash consideration of $100,000 in a transaction not involving a public offering.

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law, the holders of our common stock possess all voting power. According to our bylaws, generally, when a quorum is present or represented at any meeting of stockholders, the affirmative vote of the majority of the votes cast, by the holders of shares of our common stock is sufficient to elect members of our board of directors or to decide any question brought before such meeting, subject to any voting rights granted to holders of any preferred stock. According to our bylaws, generally, the presence, in person or by proxy duly authorized, of the holder or holders of a majority of the issued and outstanding shares of the capital stock of the Company constitutes a quorum for the transaction of business. Our articles of incorporation do not provide for cumulative voting in the election of directors.

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Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of common stock are entitled to receive the dividends as may be declared by our board of directors out of funds legally available for dividends. Our board of directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our board of directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

The common stock is not convertible or redeemable and has no pre-emptive, subscription or conversion rights. There are no conversions, redemption, sinking fund or similar provisions regarding the common stock.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide that we shall indemnify and hold harmless to the fullest extent legally permissible under the general corporation law of the state of Nevada every person who was or is a party or is threatened to be made a part to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of our company or is or was serving at the request of our company or for our benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.

ITEM 13. FINANCIAL STATEMETNS AND SUPPLEMENTARY DATA

The Company’s Annual Audited Financial Statements for the year ended December 31, 2014 were filed on April 15, 2015 on Form 10-K and are hereby incorporated by reference.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

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ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS

Number	Description

3.1	Articles of Incorporation*

3.2	Bylaws*

10.1	Graphene Flakes License Agreement between Advance Graphene Limited and Graphene Materials Limited dated August 1, 2014

10.2	Share Exchange Agreement dated August 6, 2014 (incorporated by reference to our current report on Form 8-K dated August 11, 2014)

10.3	Graphene Carbon Nanotube License Agreement between Tubz, LLC and Rice University dated December 9, 2014 (incorporated by reference to our current report on Form 8-K dated December 19, 2014)

10.11	Graphite Corp. Annual Audited Financial Statements for the period ended December 31, 2014 (incorporated by reference to our annual report on Form 10-K dated April 15, 2015)

________________

*	Incorporated by reference to the Registrant’s Form SB-2 (File No. 333-148719), filed with the Commission on January 17, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHITE CORP. a Nevada corporation

Dated: May 12, 2015	By:	/s/ Mark Radom
Chief Executive Officer

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